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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 (No. 333-109911) Amendment No. 3 of our reports dated February 1, 2001, relating to the financial statements and financial statement schedule of Switchboard Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                   /s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
February 11, 2004